SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  JULY 18, 2001
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                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-30673                      13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.
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        On July 18, 2001, NTL Incorporated issued a press release announcing a record EBITDA of 115m Pounds Sterling during the second quarter of 2001 and an upward revision of 100m Pounds Sterling to 485m Pounds Sterling in its guidance for the year 2001. The Safe Harbor Statement contained in Exhibit 99.1 that is filed with this report is incorporated by reference in this report.

     NTL Incorporated also issued a press release inviting the general public to its 2nd Quarter 2001 financial results conference call.

     The full texts of the Press Releases are attached to this report as Exhibits 99.1 and 99.2.

Item 7.    Financial Statements and Exhibits.                            Page
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           Exhibits

99.1       Press release, dated July 18, 2001.
99.2       Press release, dated July 18, 2001.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:   Richard J. Lubasch
                                              Title:  Executive Vice President-
                                                      General Counsel


Dated: July 19, 2001

                                  EXHIBIT INDEX
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Exhibit
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99.1    Press release, dated July 18, 2001
99.2    Press release, dated July 18, 2001

                                                                 Exhibit 99.1
NTL LOGO


For Immediate Release                                            July 18, 2001

    NTL ANNOUNCES RECORD EBITDA OF 115M POUNDS STERLING FOR THE 2ND QUARTER 2001 EBITDA GUIDANCE RAISED BY 100M POUNDS STERLING TO 485M POUNDS STERLING
       2002 EBITDA GUIDANCE OF 825M POUNDS STERLING TO BE REVISED UPWARD
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New York (July 18, 2001) - NTL Incorporated (NYSE: NLI; Nasdaq Europe: NTLI)
today announced record EBITDA of 115m pounds sterling during the second quarter and that results for 2001 are expected to be 100m pounds sterling higher than previously announced. The EBITDA margin improvement during 2001 will translate into an upward revision of our prior 2002 EBITDA guidance of 825m pounds sterling and an improvement over consensus analyst EBITDA estimates for 2003.

NTL will announce its quarterly operating and financial results pre-market on July 26th with an investor presentation and conference call scheduled for 8:30am in New York (details to follow). Additionally, NTL expects to discuss its operating plan and cost cutting initiatives in detail through the end of 2003.

Barclay Knapp, CEO, commented "Our current operating results are very strong and we have always had great confidence in the future. In our upcoming presentation we will be describing how our increasingly strong performance will make our current funding sufficient for us to reach free cash flow positive by the end of 2003."


SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Certain statements contained herein constitute "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. When used herein, the words, "anticipate," "plan," "will," "expects," "estimates," and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from those contemplated, projected, forecasted, estimated or budgeted, whether expressed or implied, by such forward-looking statements. Such factors include the following: general economic and business conditions, the Company's ability to continue to design networks, install facilities, obtain and maintain any required governmental licenses or approvals and finance construction and development, all in a timely manner at reasonable costs and on satisfactory terms and conditions, as well as assumptions about customer acceptance, churn rates, overall market penetration and competition from providers of alternative services, the impact of new business opportunities requiring significant up-front investment, and availability, terms and deployment of capital. We assume no obligation to update the forward-looking statements contained herein to reflect actual results, changes in assumptions or changes in factors affecting such statements.

                                    - Ends -

For more information contact

In the US:

Investor Relations:
John F. Gregg, Senior Vice President - Chief Financial Officer Bret Richter, Vice President - Corporate Finance and Development Erik Tamm, Director - Corporate Finance and Development Tamar Gerber, Director - Investor Relations
Tel: +1 212 906 8440, or via e-mail at investor_relations@ntli.com

The Abernathy MacGregor Group  - Winnie Lerner, +1 212 371 5999

In the UK:

Media:
Alison Kirkwood, Media Relations, +44 (0)1256 752 662
Malcolm Padley, Media Relations, +44 (0)1256 753408 / 07788 978199

Buchanan Communications - Richard Oldworth, Mark Edwards or Jeremy Garcia
Tel: +44 (0)20 7466 5000

Investor Relations:
Virginia McMullan, +44 (0)207 909 2144,
  or via e-mail at investorrelations@ntl.com



                                                                  Exhibit 99.2



                NTL INCORPORATED (NYSE: NLI; Nasdaq Europe: NTLI)
                           INVITES THE GENERAL PUBLIC

            TO ITS 2ND QUARTER 2001 FINANCIAL RESULTS CONFERENCE CALL


                               BARCLAY KNAPP, CEO
                    AND MEMBERS OF THE SENIOR MANAGEMENT TEAM
              WILL DISCUSS NTL'S 2ND QUARTER 2001 EARNINGS RESULTS


           ON THURSDAY, JULY 26, 2001 AT 8:30 AM EDT (1:30 PM UK time)

              PARTICIPANTS WILL BE ABLE TO ACCESS THE PRESENTATION

                              VIA CONFERENCE CALL.
                             DETAILS ARE AS FOLLOWS:


                       U.S. Dial-in Number: 1-888-870-4543
                  International Dial-in Number: 1-706-679-3038

         The replay will be available for a week beginning approximately one hour after the end of the call.

                       The dial-in numbers are as follows:
                   U.S. Replay Dial-in Number: 1-800-642-1687
               International Replay Dial-in Number: 1-706-645-9291
                             Conference ID: 1421371

                                       OR

      THE MEETING AND SLIDES CAN ALSO BE ACCESSED VIA A LIVE AUDIO WEBCAST
                     AT 8:30 AM EDT (1:30 PM UK time) ON OUR
                          WEBSITE WWW.NTL.COM/INVESTORS
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                                    NTL LOGO